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                                                                   Exhibit 10.11

                                [CyberCare LOGO]

May 28, 2002


                                                     VIA UPS OVERNIGHT DELIVERY


Mr. Alan Townsend
202 Noll Avenue
Pittsburgh, PA 15205

Dear Alan:

In payment for your interest owed on salary deferral, attached is:

     Certificate Number:  6684-5                 1,484 restricted common shares

These shares are valued at their closing bid price on April 25, 2002 and will be included in the next registration statement filed by CyberCare, Inc. with the Securities and Exchange Commission.

Please sign at the bottom of the attached page indicating your acceptance of these restricted common shares for full payment of the interest owed on your salary deferral and return signed page to me.

Thank you.

Sincerely,

/s/ Arthur Kobrin

Arthur Kobrin
Senior Vice President and Treasurer





/s/
   ---------------------            -------------------
Alan Townsend                       Date